Exhibit 10.1

AMENDMENT NO. 3 TO
SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
This Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement (this “Amendment”) is dated as of March 7, 2012, among Avnet Receivables Corporation, a Delaware corporation (“Seller”), Avnet, Inc., a New York corporation (“Avnet”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), the entities party hereto and identified as a “Financial Institution” (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), the entities party hereto and identified as a “Company” (together with any of their respective successors and assigns hereunder, the “Companies”) and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as agent for the Purchasers or any successor agent hereunder (together with its successors and assigns hereunder, the “Agent”), amending the Second Amended and Restated Receivables Purchase Agreement, dated as of August 26, 2010, as amended by Amendment No. 1 thereto, dated as of December 28, 2010, and Amendment No. 2 thereto, dated as of August 25, 2011, each among the Seller Parties, the Financial Institutions, the Companies, and the Agent (the “Original Agreement,” and as further amended, modified or supplemented from time to time, the “Receivables Purchase Agreement”).
RECITALS
The parties hereto are parties to the Original Agreement (or assignees thereof) and they now desire to amend the Original Agreement, subject to the terms and conditions hereof, as more particularly described herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Original Agreement.
Section 2.    Amendment. Subject to the terms and conditions set forth herein, the Original Agreement is hereby amended as follows:
(a)    The fifth paragraph of the Preliminary Statements to the Original Agreement is hereby deleted in its entirety and replaced with the following:
“In connection with the amendment and restatement of the Existing Agreement, the Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”) and Crédit Agricole Corporate and Investment Bank New York Branch (“CA”) became party to this Agreement as Financial Institutions and Victory Receivables Corporation (the “BTMU Company”) and Atlantic Asset Securitization LLC (the “CA Company”) became party to this Agreement as Companies.”
(b)    The following is added as a new sixth paragraph of the Preliminary Statements to the Original Agreement:
“Pursuant to assignment agreements entered into on January 4, 2012, CA and the CA Company each ceased to be parties to this Agreement and PNC Bank, National Association (“PNC”) became party to this Agreement as a Financial Institution and Market Street Funding LLC (the “PNC Company”) became party to this Agreement as a Company.”

Exhibit 10.1

(c)    Section 7.1(p) of the Original Agreement is hereby deleted in its entirety and replaced with the following:
“(p)    General Ledger and Certain Receivables. Such Seller Party shall maintain its consolidated general accounting ledger such that all indebtedness and other obligations owed to Originator or in which Originator has a security interest or other interest arising in connection with the sale or lease of goods or the rendering of services by Originator and sold to Seller are recorded as part of general ledger category “company code 0100” or “company code 1001”; provided however, that from and after December 28, 2010 indebtedness or other obligations owed to Originator or in which Originator has a security interest or other interest arising in connection with the sale or lease of goods or the rendering of services by the business previously conducted by businesses acquired by Originator in an Excluded Acquisition shall not be recorded as part of general ledger category “company code 0100” or “company code 1001” until such time, if any, as such indebtedness or other obligations are originated, serviced and collected in a manner substantially similar to the Receivables.”
(d)    The following new definitions are added to Exhibit I to the Original Agreement immediately following the definition of “Person”:
““PNC” has the meaning set forth in the Preliminary Statements to this Agreement.”
““PNC Company” has the meaning set forth in the Preliminary Statements to this Agreement.”
(e)    The definition of “Excluded Receivable” in Exhibit I to the Original Agreement is hereby deleted in its entirety and replaced with the following:
““Excluded Receivable” means all indebtedness and other obligations owed to Originator or in which Originator has a security interest or other interest (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale or lease of goods or the rendering of services by Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto, which, in any case, both (i) arises in connection with the sale or lease of goods or the rendering of services by the business previously conducted by any businesses acquired by Originator in an Excluded Acquisition and (ii) is not recorded or maintained in Avnet’s consolidated general ledger accounting records as part of general ledger category “company code 0100” or “company code 1001” (other than any Receivables previously coded under “company code 0100” or “company code 1001” that have been coded under any other category without the Agent’s prior written consent). Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute an Excluded Receivable separate from an Excluded Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be an Excluded Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.”
(f)    Schedule A to the Original Agreement is hereby deleted in its entirety and replaced by Schedule A hereto.
(g)    Paragraph f of the definition of “Company Costs” in Schedule C to the Original Agreement is hereby deleted in its entirety and replaced with the following:

Exhibit 10.1

“For any Purchaser Interest purchased by the PNC Company, for any day, the Capital of such Purchaser Interest multiplied by the per annum rate equivalent to the weighted average cost (as determined by its Related Financial Institution and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to the notes issued by the PNC Company maturing on dates other than those on which corresponding funds are received by the PNC Company, other borrowings by the PNC Company and and other costs associated with the issuance of the PNC Company’s notes) of or related to the issuance of notes by the PNC Company that are allocated, in whole or in part, by the PNC Company or its Related Financial Institution to fund or maintain the Capital associated with such Purchaser Interest (and which may be also allocated in part to the funding of other assets of the PNC Company); provided, that if any component of such rate is a discount rate, in calculating the PNC Company’s cost of funds for such Purchaser Interest, the PNC Company’s Related Financial Institution shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, further, that notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the Seller agrees that any amounts payable to the PNC Company in respect of the PNC Company’s cost of funds shall include an amount equal to the portion of the face amount of the outstanding notes issued by the PNC Company to fund or maintain the Capital associated with such Purchaser Interest that corresponds to the portion of the proceeds of such notes that was used to pay the interest component of maturing notes issued to fund or maintain such Capital, to the extent that the PNC Company had not received payments of interest in respect of such interest component prior to the maturity date of such maturing notes (for purposes of the foregoing, the “interest component” of such notes equals the excess of the face amount thereof over the net proceeds received by the PNC Company from its issuance of notes, except that if such notes are issued on an interest-bearing basis, its “interest component” will equal the amount of interest accruing on such notes through maturity).”
Section 3.    Limited Waiver. In connection with the amendment hereunder, the Seller Parties have requested, and the Agent, Financial Institutions and Companies hereby grant, a limited waiver in respect of any breach or Amortization Event arising out of recording Receivables as part of general ledger category “company code 1001” prior to the date hereof, subject to the following:
(a)    Each Seller Party acknowledges that the receivables recorded as part of general ledger category “company code 1001” prior to the date hereof (the “Waived Receivables”) were included in such category without the prior written consent of the Agent, and accordingly, confirms, acknowledges and agrees that all such receivables have constituted, and continue to constitute, Receivables in accordance with the definition thereof under the Original Agreement and the Receivables Purchase Agreement and have at all times remained Receivables under the Original Agreement and subject to the lien thereunder.
(b)    Each Seller Party hereby represents and warrants that (i) no receivables have been recorded as part of general ledger category “company code 1001” other than receivables constituting Receivables under the Original Agreement; and (ii) with respect to the Waived Receivables, it has at all times adhered to each and every covenant and restriction (except with respect to the recording of the Waived Receivables) that is applicable to Receivables under the Original Agreement (including without limitation all restrictions on commingling the same).
Section 4.    Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:
(a)    Amendment. The Agent and each Seller Party shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.
(b)    Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties of each Seller Party contained in the Original Agreement and in each other Transaction Document (except to the extent such representations and warranties relate to the recording

Exhibit 10.1

of Waived Receivables described in Section 3 above) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each Seller Party shall be deemed to have represented and warranted such).
(c)    No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event (except to the extent waived in Section 3 above) or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller Party shall be deemed to have represented and warranted such).
Section 5.    Miscellaneous.
(a)    Effect; Ratification. The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed (i) to be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Original Agreement or of any other instrument or agreement referred to therein or (ii) to prejudice any right or remedy which the Agent, any Company or Financial Institution (or any of their respective assigns) may now have or may have in the future under or in connection with the Receivables Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein (except to the extent waived in Section 3 above). Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the Original Agreement or to the “Receivables Purchase Agreement” shall mean the Original Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
(b)    Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
(c)    Costs, Fees and Expenses. Seller agrees to reimburse the Agent and each Purchaser and its assigns upon demand for all reasonable and documented out-of-pocket costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Agent).
(d)    Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
(e)    Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
(f)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
(g)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR

Exhibit 10.1

CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.
AVNET RECEIVABLES CORPORATION, as Seller
By:
Name:
Title:
AVNET, INC., as Servicer
By:
Name:
Title:

CHARIOT FUNDING LLC, as a Company
By:    JPMorgan Chase Bank, N.A.,
    its Attorney-in-Fact
By:
Name:
Title:

Commitment: $153,000,000	JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent
By:
Name:
Title:

LIBERTY STREET FUNDING LLC, as a Company
By:
Name:
Title:

Commitment: $127,500,000	THE BANK OF NOVA SCOTIA, as a Financial Institution
By:
Name:
Title:

AMSTERDAM FUNDING CORPORATION, as a Company
By:
Name:
Title:
THAMES ASSET GLOBAL SECURITIZATION NO. 1, INC., as a Company
By:
Name:
Title:

Commitment: $102,000,000	THE ROYAL BANK OF SCOTLAND PLC, as a Financial Institution
By:    RBS SECURITIES INC., as agent
By:
Name:
Title:

STARBIRD FUNDING CORPORATION, as a Company
By:
Name:
Title:

Commitment: $102,000,000	BNP PARIBAS, acting through its New York Branch, as a Financial Institution
By:
Name:
Title:
By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION, as a Company
By:
Name:
Title:

Commitment: $102,000,000	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Financial Institution
By:
Name:
Title:

Commitment: $100,000,000	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Company and as a Financial Institution
By:
Name:
Title:

MARKET STREET FUNDING LLC, as a Company
By:
Name:
Title:

Commitment: $76,500,000	PNC BANK, NATIONAL ASSOCIATION, as a Financial Institution
By:
Name:
Title:

SCHEDULE A
COMMITMENTS, COMPANY PURCHASE LIMITS
AND RELATED FINANCIAL INSTITUTIONS
Commitments of Financial Institutions

Financial Institution	Commitment
JPMorgan Chase Bank, N.A.	$153,000,000
The Bank of Nova Scotia	$127,500,000
The Royal Bank of Scotland PLC	$102,000,000
BNP Paribas, acting through its New York Branch	$102,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	$102,000,000
Wells Fargo Bank, National Association	$100,000,000
PNC Bank, National Association	$76,500,000

Company Purchase Limits and
Related Financial Institutions of Companies

Company	Company Purchase Limit	Related Financial Institution(s)
Chariot Funding LLC	$150,000,000	JPMorgan Chase Bank, N.A.
Liberty Street Funding LLC	$125,000,000	The Bank of Nova Scotia
Thames Asset Securitization Global 1, Inc.	$100,000,000	The Royal Bank of Scotland PLC
Starbird Funding Corporation	$100,000,000	BNP Paribas, acting through its New York Branch
Victory Receivables Corporation	$100,000,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
Wells Fargo Bank, National Association	$100,000,000	Wells Fargo Bank, National Association
Market Street Funding LLC	$75,000,000	PNC Bank, National Association